TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated August 24, 2011

to the May 1, 2011 Prospectus

As a result of the downgrade by Standard & Poor’s (S&P) of Teachers Insurance and Annuity Association of America’s (TIAA) financial strength rating that was triggered by S&P’s downgrade of the United States’ sovereign debt rating, on page 6 of the TIAA Separate Account VA-1’s Prospectus, the final sentence of the last full paragraph should be deleted.

A13133 (8/11)